Income Taxes	12 Months Ended
Aug. 25, 2017
Income Tax Disclosure [Abstract]
Income Taxes
(6)	Income Taxes

Income (loss) before provision for income taxes for all annual periods presented consisted of the following (in thousands):

	Fiscal Year Ended
	August 25,	August 26,	August 28,
	2017	2016	2015
U.S.	$(8,352)	$(5,545)	$(26,680)
Non-U.S.	10,471	(11,971)	(13,122)
Total	$2,119	$(17,516)	$(39,802)

The components of the provision for income taxes are as follows (in thousands):

	Fiscal Year Ended
	August 25,	August 26,	August 28,
	2017	2016	2015
Current:
Federal	$(79)	$3	$(352)
State	(461)	50	58
Other foreign	12,616	3,678	9,407
	12,076	3,731	9,113
Deferred:
Federal and state	—	—	(308)
Other foreign	(2,162)	(1,287)	(2,156)
	(2,162)	(1,287)	(2,464)
Total income tax provision	$9,914	$2,444	$6,649

In applying the statutory tax rate in the effective income tax rate reconciliation, the Company used the U.S. statutory tax rate, rather than the Cayman Islands zero percent tax rate. The effective income tax rate, expressed as a percentage of income before income taxes, varied from the U.S. statutory income tax rate applied to loss before provision for income taxes as a result of the following items:

	Fiscal Year Ended
	August 25,	August 26,	August 28,
	2017	2016	2015
Statutory tax benefit rate	35.0%	35.0%	35.0%
Foreign income taxes at different rates	312.1	(37.5)	(30.6)
State income tax, net of federal tax benefit	(23.8)	(0.2)	2.1
Tax on uncertain tax positions	21.8	0.3	0.1
Change in valuation allowance	68.1	(9.7)	(21.7)
Non-deductible expenses	56.0	—	(0.2)
Other - net	(1.5)	(1.8)	(1.4)
Effective income tax rate	467.7%	(13.9%)	(16.7%)

The tax effects of temporary differences that gave rise to significant portions of deferred tax assets and liabilities are as follows (in thousands):

	August 25,	August 26,
	2017	2016
Deferred tax assets:
Accruals and allowances	$2,243	$2,094
Share-based compensation	9,258	9,186
Research and other tax credits carryforwards	925	522
Property and equipment	1,901	838
Net operating loss carryforwards	33,417	33,520
Deferred tax assets	47,744	46,160
Valuation allowance	(45,534)	(43,644)
Deferred tax assets after valuation allowance	2,210	2,516
Deferred tax liabilities:
Purchase accounting intangibles	(1,598)	(4,160)
Net deferred tax liabilities	(1,598)	(4,160)
Net deferred tax assets (liabilities)	$612	$(1,644)

As of August 25, 2017, the Company had U.S. (federal) and California (state) net operating loss carryforwards of approximately $99.8 million and $58.1 million, respectively. The federal net operating loss carryforwards will expire in fiscal 2023 through fiscal 2037, if not utilized, and the California net operating loss carryforwards will expire in fiscal 2018 through fiscal 2037, both in varying amounts. In addition, the Company has U,S, (federal) and California (state) tax credit carryforwards of approximately $0.7 million and $0.2 million, respectively. These federal and California carryforwards are subject to an annual limitation, under the provisions of Section 382 of the Internal Revenue Code of 1986. Section 382 provides an annual limitation on net operating loss carryforwards following an ownership change. Any unused annual limitation is carried forward and added to the limitation in the subsequent year.

During fiscal 2016, there were no excess tax deductions attributable to share-based payments that reduce taxes payable. Accordingly, the Company recorded no tax benefit to additional paid-in capital. During fiscal 2017, although excess tax deductions attributable to share-based payments were identified in the amount of $0.9 million, the Company recorded no tax benefit to additional paid-in capital because no taxes payable exist due to the taxable loss for the year.

The valuation allowance on deferred tax assets, primarily related to U.S. net operating loss carry forwards and tax credit carryforwards, was $45.5 million and $43.6 million as of August 25, 2017 and August 26, 2016, respectively. The increase in valuation allowance of $1.9 million is primarily attributable to the increase in U.S. deferred tax assets for timing differences, net operating losses and tax credits that require a full valuation allowance. We intend to maintain a valuation allowance until sufficient positive evidence exists to support the realization of such deferred tax assets.

Provisions have been made for deferred income taxes on undistributed earnings of foreign subsidiaries to the extent that dividend payments by such foreign subsidiaries are expected to result in additional tax liability. The undistributed foreign earnings of approximately $162.0 million would not be included in U.S. taxable income because the U.S. subsidiaries are not direct or indirect shareholders of these foreign subsidiaries. The Company, a Cayman Islands entity, is the indirect holding company for which the Cayman Islands do not assess income taxes. The undistributed foreign earnings would incur an insignificant amount of foreign country withholding taxes if it were to be distributed to the Company due to foreign tax laws and rulings.

The Company’s Malaysia subsidiary, SMART Modular Technologies Sdn. Bhd. (SMART Malaysia), has been approved for tax holidays for the operations of its Pioneer business and Global Supply Chain (GSC) business. Both tax holidays are effective for five years. The Pioneer tax holiday commenced on January 1, 2014 and will expire on December 31, 2018. The GSC tax holiday commenced on September 1, 2013 and will expire on August 31, 2018. The Malaysian tax holidays are subject to certain conditions, with which SMART Malaysia has complied for all applicable periods in fiscal 2016 and 2015. The net impact of these tax holidays in Malaysia, as compared to the Malaysia statutory tax rate, was to decrease income tax expense by approximately $6.1 million ($0.39 per share), $4.9 million ($0.36 per share) and $7.8 million ($0.57 per share) in fiscal 2017, 2016 and 2015, respectively.

Effective February 1, 2011, SMART Brazil began to participate in PADIS. This program is specifically designed to promote the development of the local semiconductor industry. The Brazilian government has approved multiple applications for different products by SMART Brazil for certain beneficial tax treatment under the PADIS incentive. This beneficial tax treatment includes a reduction in the Brazil statutory income tax rate from 34% to 9% on taxable income for the Brazilian semiconductor operations of SMART Brazil. The net impact of the PADIS beneficial tax treatment, as compared to the Brazilian statutory tax rate, was to decrease income tax expense by approximately $10.4 million ($0.66 per share), $0.7 million ($0.06 per share) and $10.3 million ($0.75 per share) for fiscal 2017, 2016 and 2015, respectively. In order to receive the expected benefits, SMART Brazil is required to invest 5% of its net semiconductor sales in research and development (R&D) activities each calendar year, which is the measurement period. In May 2014, the R&D investment requirement was reduced to 3% for calendar years 2014 and 2015. SMART Brazil fulfilled this R&D investment requirement in calendar year 2015 and 2016 and expects to fulfill this R&D requirement in calendar year 2017 which will be 4%.

The total gross amount of unrecognized tax benefits was approximately $15.7 million and $15.3 million as of August 25, 2017 and August 26, 2016, respectively. The Company records interest and penalties on unrecognized tax benefits as income tax expense. The balance of accrued interest and penalties on unrecognized tax benefits was $0.3 million as of both August 25, 2017 and August 26, 2016. As of August 25, 2017, changes to our uncertain tax positions in the next twelve months that are reasonably possible are not expected to have a significant impact on our financial position or results of operations.

The aggregate changes in the balance of unrecognized tax benefits were as follows (in thousands):

	August 25,	August 26,
	2017	2016
Unrecognized tax benefits, beginning of period	$15,333	$14,048
Tax positions taken in prior periods:
Gross increases	246	823
Gross decreases	—	(58)
Tax positions taken in current period:
Gross increases	700	520
Settlements	(564)	—
Unrecognized tax benefits, end of period	$15,715	$15,333

The total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized is $1.5 million and $2.1 million for fiscal 2017 and 2016, respectively.

The Company’s U.S. subsidiaries file federal and state income/franchise tax returns in the United States. The tax periods ended August 2013 through August 2016 remain open to federal income tax examination. Generally, in the major state jurisdictions, the tax periods ended August 2012 through August 2016 remain open to state income/franchise tax examination. In addition, any prior year that generated a net operating loss or tax credit carryforward available for use in the taxable periods ending after August 2012 and August 2011 for federal and state income/franchise taxes, respectively, remains open to income tax examination to the extent of such net operating loss carryforward.

The Company’s non-U.S. subsidiaries file income tax returns in various non-U.S. jurisdictions, including Malaysia, Brazil, Luxembourg, United Kingdom, Hong Kong, South Korea, Taiwan, Singapore and Italy. The years that are open for examination by the tax authorities of these jurisdictions vary by country. The earliest year open for examination by any non-U.S. subsidiary is the fiscal year ended August 2010 is SMART Malaysia.